Exhibit 10.16
Execution Copy
AMENDMENT NO. 2
to
REVOLVING CREDIT AND SECURITY AGREEMENT
               THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of April 14, 2009 by and among HIGHLAND DISTRESSED OPPORTUNITIES, INC. (the “Borrower”), LIBERTY STREET FUNDING LLC, as the Conduit Lender (the “Lender”), THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as Secondary Lender (the “Secondary Lender”), and THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as Agent (the “Agent”) under that certain Revolving Credit and Security Agreement dated as of June 27, 2008 by and among the Borrower, the Lender, the Secondary Lender and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
               WHEREAS, the Borrower, the Lender, the Secondary Lender and the Agent are parties to the Credit Agreement and have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
               NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
               1. Amendments to the Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 2 below, the definition of “Total Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the figure “$60,000,000” and to insert therefor the following figure: “$10,000,000”.
               2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received:
(a)	duly executed counterparts of this Amendment from each of the Borrower, the Lender, the Secondary Lender and the Agent; and

(b)	such other documents, instruments and agreements as the Agent shall reasonably request.
3.	Representations and Warranties of the Borrower.
3.1.	The Borrower hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

3.2.	Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such representations and warranties are true and correct in all material respects as of the effective date of this Amendment and (ii) certifies that no Default or Event of Default has occurred and is continuing, except, in the cases of the preceding clauses (i) and (ii), any failure of the representations and warranties to be true and correct in all material respects and any Default or Event of Default that may have occurred relating to the Agreement and Plan of Merger and Liquidation approved by the Borrower’s Board of Directors (as previously disclosed to the Agent), it being understood that nothing in this Section 3.2 shall imply or be construed as a consent by the Agent, the Lender or the Secondary Lender to the adoption of the Agreement and Plan of Merger and Liquidation or the transactions contemplated thereby.

4.	Effect on the Credit Agreement.
4.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference to the Credit Agreement in the Credit Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Program Document shall mean and be a reference to the Credit Agreement as amended hereby.

4.2.	Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and is hereby ratified and confirmed.

4.3.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Lender or the Secondary Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
               5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.
               6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart.
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               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HIGHLAND DISTRESSED OPPORTUNITIES, INC., as the Borrower

By:

Name:
Title:

LIBERTY STREET FUNDING LLC, as the Lender

By:

Name:
Title:

THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as the Secondary Lender

By:

Name:
Title:

THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as the Agent

By:

Name:
Title:
Signature Page to
Amendment No. 2 to Revolving Credit and Security Agreement